Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”), dated as of September 26, 2005, is entered into by and among PHYSICIANS REMOTE SOLUTIONS, INC., a Florida corporation (the “Company”), and the persons identified in Exhibit A hereto, (individually and collectively, the “Shareholders”).

WHEREAS, the Shareholders have purchased shares of the Common Stock, from the Company; and

WHEREAS, the Company has agreed to provide the Shareholders with certain registration rights with respect to such shares.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.

Certain Definitions

.  As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $.00001 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

“Public Offering” means a contemplated initial offering of the Company’s securities pursuant to a Registration Statement for sale to the public.

“Registration Expenses” means the expenses described in Section 4 hereof.

“Registrable Shares” shall mean shares of Common Stock issued and sold by the Company to the Shareholders pursuant to the Company’s Private Placement Memorandum  dated September 26, 2005 and any amendments to such Private Placement Memorandum and any other shares of capital stock of the Company issued to the Shareholders in respect of such shares as a result of stock splits, stock dividends, reclassification, recapitalizations, mergers, consolidations or similar events.  References in this Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentence.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act, including, without limitation, an initial Registration Statement, on any form (to be selected by the Company) for which the Company then qualifies and which permits the secondary resale thereunder of Registrable Shares.  The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

“Selling Shareholder” shall mean any Shareholder whose Registrable Shares are included in any Registration Statement filed pursuant to this Agreement.

“Shareholder” shall mean a Shareholder (as defined in the preamble to this Agreement) or any transferee of Registrable Shares, provided that, the transfer is exempt form the registration requirements of the Securities Act in the opinion of the Company’s counsel, if such transferee has executed a counterpart hereof at the time of the transfer to such transferee, unless the Registrable Shares held by such transferee are acquired in a public distribution pursuant to a registration statement under the Securities Act.

2.

Required Registration

.

a.

The Company’s shall include Registrable Shares in its initial Registration Statement.

b.

The Registration Statement may include other securities of the Company.

c.

The Company shall be obligated to register the Registrable Shares pursuant to this Section 2 on one occasion only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all of the Registrable Shares shall have (i) been declared effective by the Commission, or (ii) been withdrawn at the request of the Shareholders requesting such registration other than solely as a result of material information concerning the business or financial condition of the Company which is made known to such Shareholders after the date on which registration was requested.

3.

Registration Procedures

.  If and whenever the Company is required by the provisions of Section 2 of this Agreement to include the Registrable Shares in a Registration Statement, the Company shall:

a.

Use its reasonable best efforts to cause that Registration Statement to become and remain effective;

b.

As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration

Statement as may be necessary to keep the Registration Statement effective until the earlier of the sale of all Registrable Shares covered thereby or six month after the effective date thereof;

c.

As expeditiously as possible email to each Selling Shareholder the prospectus and  such other documents as the Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Shareholder; and

d.

As expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of the state of New York and do any and all other acts and things that may be necessary or desirable to enable the Selling Shareholders to consummate the public sale or other disposition in such State of the Registrable Shares owned by the selling Shareholder.

If the Company has delivered preliminary or final prospectuses to the Selling Shareholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Shareholders and, if requested by the Company, the Selling Shareholders shall immediately cease making offers of Registrable Shares.  At such time as  the Company shall thereafter provide the Selling Shareholders with revised prospectus by email and, following such receipt of the revised prospectus, the Selling Shareholders shall be free to resume making offers of the Registrable Shares.

4.

Allocation of Expenses

.  The Company will pay all Registration Expenses of all registrations under this Agreement.  For purposes of this Section 4, the term “Registration Expenses” shall mean all expenses to be incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of counsel for the Company, New York State blue sky fees and expenses.  Notwithstanding the foregoing, “Registration Expenses” shall not include any and all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities, legal or other professional fees of the Selling Shareholders or the printing and distribution of any documents furnished to the Selling Shareholders by email.

5.

Indemnification and Contribution

.

a.

In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Selling Shareholder of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Shareholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act, the final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse such Selling Shareholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Shareholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement,  prospectus, or any such amendment or supplement, (i) in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Shareholder, underwriter or controlling person specifically for use in the preparation thereof or (ii) which untrue statement was corrected by the Company and delivered to the Selling Shareholder prior to consummation of the sale by the Selling Shareholder resulting in such loss, claim, damage or liability.

b.

In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Shareholder of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that such statement or omission was made in reliance upon and in conformity with information relating to such Selling Shareholder furnished in writing to the Company by and on behalf of such Selling Shareholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

c.

Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5, except to the extent that such delay prejudices such indemnifying party.  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified

Party and any other party represented by such counsel in such proceeding.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

d.

If the indemnification provided for under this Section 5 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Party on the other from the subject offering or distribution or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnifying Party bears to the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnified Party.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Company or the Selling Shareholder, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Shares and any other equitable considerations appropriate under the circumstances.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.

Indemnification with Respect to Underwritten Offering

.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 1 or 2 hereof, the Company agrees to (i) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering, and (ii) provide such other documents and agreements customarily delivered by an issuer in an underwritten public offering, including, without limitation, customary opinions of counsel and accountant “cold comfort” letters.

7.

Information by Shareholder

.  Each Shareholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.  The Shareholders shall perform all acts reasonably necessary to assist the Company in effecting the registration of the Registrable Shares.

8.

General

.

a.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

b.

Amendments and Waivers.  Any term of this Agreement may be amended with the written consent of the Company and each of the Shareholders.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.  A party hereto may waive the performance of any covenant for its benefit (either generally or in a particular instance and either retroactively or prospectively), provided, however, that no such waiver shall be effective unless in writing and signed by such party.

c.

Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

d.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principals of conflicts of law.

e.

Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

f.

Successors and Assigns.  This Agreement shall inure to the benefit of, and be binding upon, the successors, assigns and transferees of each of the parties hereto.

g.

Survival of Representations and Warranties.  The representations and warranties of the respective parties shall survive for period of three years from the date as of this Agreement.

h.

Notices.  All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be deemed to have been made when delivered to the address set forth below:

If to PRS:

Physicians Remote Solutions Inc.

5 Ridge Road

Cos Cob, CT 06807

Atn: Chief Executive Officer

If to the Shareholders:

At the address set forth in Exhibit A hereto.

Any party may by notice given to the other parties change the address at which notice is to be given by the other parties.

i.

Governing Law and Jurisdiction.  The Agreement shall be  governed by and construed and enforced in all respects in accordance with the laws of the State of Florida without regard to the conflicts of laws principles thereof.  The parties agree that any litigation directly or indirectly relating to this Agreement must be brought before and determined by a court of competent jurisdiction in Broward County, Florida  or in the Federal District Court for the Southern District of Florida and the parties hereby agree to waive any rights to object to, and hereby agree to submit to, the jurisdiction of such courts of this Agreement.

IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement as of the _____ day of ______ , 2005.

COMPANY

PHYSICIANS REMOTE SOLUTIONS, INC.

By:

Name:

Gary Cella

Title:

President

SHAREHOLDERS

Signatures of Shareholders appear on Exhibit A.

>

EXHIBIT A

NAME AND ADDRESS OF SHAREHOLDERS	NUMBER OF REGISTRABLE SHARES PURCHASED	SIGNATURE